                                   EXHIBIT 99.3



         NEITHER THIS COMMON STOCK PURCHASE WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAWS OF ANY OTHER STATE, OR ANY OTHER APPLICABLE SECURITIES LAWS. THIS WARRANT HAS BEEN ISSUED OR SOLD, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ISSUED OR SOLD, IF AT ALL, IN RELIANCE UPON EXEMPTIONS CONTAINED IN SUCH LAWS FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING. THIS WARRANT HAS BEEN ACQUIRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ACQUIRED, IF AT ALL, FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, PLEDGED OR DISPOSED OF IN ANY MANNER EXCEPT IN A TRANSACTION THAT IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH LAWS.

         THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

         THESE SECURITIES ARE SUBJECT TO A STANDSTILL AGREEMENT DATED AS OF NOVEMBER 21, 1997, WHICH CONTAINS RESTRICTIONS ON THE RIGHTS OF THE HOLDER THEREOF. COPIES OF THE STANDSTILL AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY AND WILL BE MAILED TO A HOLDER WITHOUT CHARGE WITHIN FIVE (5) DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH HOLDER.

                      RAWLINGS SPORTING GOODS COMPANY, INC.

                          COMMON STOCK PURCHASE WARRANT

         RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, BULL RUN CORPORATION, a Georgia corporation (together with its successors and permitted assigns, the "Holder"), is entitled, subject to the terms hereof, to purchase from the Company upon surrender of this Common Stock Purchase Warrant (this "Warrant") at any time during the period described in Section 2 hereof, a number of shares (the "Warrant Shares") equal to 925,804 (as adjusted from time to time as provided in this Warrant), at the Warrant Exercise Price (as defined below) per share.

                                   DEFINITIONS

                  SECTION 1. DEFINITIONS. The following words and terms as used in this Warrant shall have the following meanings:

                  "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

                  "Barrier" means the price of the last reported trade of the Company's Common Stock on the NASDAQ Stock Market shall be equal to or greater than $16.50 for twenty (20) consecutive trading days.

                  "Business Day" means a day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia or the State of Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

                  "Close of Business" means the close of business on any day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia or the State of Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

                  "Closing Date" means November 21, 1997.

                  "Common Stock" means the Company's $.01 par value per share common stock and stock of any other class of the equity of the Company into which such shares may hereafter have been changed.

                  "Company" means Rawlings Sporting Goods Company, Inc., a Delaware corporation.

                  "Conversion Price" means the price per share for which Common Stock is issuable upon the conversion or exchange of Convertible Securities, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exchange of such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                  "Convertible Securities" mean any securities issued by the Company or an Affiliate of the Company which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  "Expiration Date" means the fourth anniversary of the Closing Date.

                  "Holder" means Bull Run Corporation, a Georgia corporation, together with its successors and permitted assigns.

                  "Market Price" of a share of Common Stock on any day means the average closing price of a share of Common Stock for the twenty (20) consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such twenty (20) trading day period in the over-the-counter market as furnished by the National Association of Securities Dealers automated quotation system, or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock are not publicly traded, the Market Price for such day shall be the book value of a share of Common Stock of the Company as disclosed in the last balance sheet of the Company regularly prepared by the Company.

                  "Material Adverse Effect" means a material and adverse effect
(i) on the condition (financial or otherwise), results of operations, business or properties of the Company and its Affiliates, taken as a whole, or (ii) on the Company's and its Affiliates' ability, taken as a whole, to perform their respective obligations under any of the Company's or its Affiliates' material agreements or under any other document or agreement issued in connection herewith to which the Company or any of its Affiliates is a party or (iii) upon the binding nature, validity or enforceability of any material agreements.

                  "NASDAQ" means the electronic inter-dealer quotation system (the National Association of Securities Dealers Automated Quotations Systems) operated by NASDAQ, Inc.

                  "Person" means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Standstill Agreement" means that certain Standstill Agreement, dated as of the Closing Date, by and between the Company and the Holder.

                  "Strike Price" means the price per share for which Common Stock is issuable upon the exercise of any rights, options or warrants for the purchase of Common Stock, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the grant of such rights, options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options or warrants, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants.

                  "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body.

                  "Voting Power" means the aggregate number of Votes represented by all Voting Securities which as of such date Bull Run or any of its Affiliates has the right to acquire from the Company pursuant to the Warrants.

                  "Voting Securities" shall mean the Common Stock and any other securities of the Company having the right to Vote.

                  "Warrant Exercise Price" means the consideration payable by the Holder for each Warrant Share upon exercise of this Warrant, which initially shall be $12.00 per share.

                  "Warrant Shares" means the shares of Common Stock acquired or acquirable upon exercise of this Warrant, any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such shares of Common Stock, or any other interest in the Company that has been or may be acquired upon exercise of this Warrant.

                  (b)      Other Definitional Provisions.

                           (i) Except as otherwise specified herein, all
references herein (A) to any Person, including the Company, shall be deemed to include such Person's successors and assigns and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii) When used in this Agreement, the words "herein,"
"hereof" and "hereunder," and words of similar import, shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Section" and "Exhibit" shall refer to Sections of and Exhibits to this Agreement, respectively, unless otherwise specified.

                           (iii) Whenever the context so requires, the neuter
gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                  SECTION 2.  EXERCISE, EXCHANGE AND LIMITATIONS OF WARRANT.

                  (a) Exercise of Warrant. Subject to the terms and conditions hereof, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours after (i) the Barrier has been met and
(ii) the Holder and its Affiliates beneficially own at least five percent (5%) of the outstanding Common Stock, and prior to the Close of Business on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice of such Holder's election to exercise this Warrant to the Company's office located at the address set forth in Section 19 hereof, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised, such payment to be made by wire transfer or by certified or official bank check,
(iii) surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by written notice to the Holder), and (iv) if the Warrant Shares issuable upon the exercise of the rights represented by this Warrant have not been registered under the Securities Act, delivery to the Company by the Holder of a letter in the form of Exhibit A hereto; provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer subject to the provisions and restrictions of Section 18 hereof. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, such Holder within three (3) Business Days after such rights shall have been so exercised. Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except that it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised. The Person in whose name any certificate for Warrant Shares is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the Close of Business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open. If this Warrant is not exercised on or prior to the Close of Business on the Expiration Date, this Warrant shall become void and all rights of the Holder hereunder shall cease.

                  (b) Exceptions to Exercise of Warrant. Notwithstanding the provisions of Section 2(a) hereof to the contrary, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours on or after the date hereof and prior to the Close of Business on the Expiration Date upon the occurrence of any of the following:

                  (i) and any acquisition of more than fifty percent (50%) of the Voting Power of the Company by any Person and such Person's Affiliates, however acquired, including without limitation, by acquisition of securities, merger, consolidation, recapitalization or reorganization of the Company;

                  (ii)     any partial or complete liquidation of the Company;

                  (iii) any sale or disposition of fifty percent (50%) or more of the assets of the Company;

                  (iv) any tender offer for more than twenty percent (20%) of the Voting Power of any outstanding class of Voting Securities issued by the Company which has been approved by a majority of the Company's Board of Directors or in connection with which the Board of Directors has redeemed rights under, or amended, the Company's 1994 Rights Agreement (or any successor agreement); or

                  (v) any issuance by the Company of capital stock of the Company constituting

                           (on a cumulative basis) more than fifty percent (50%) of the Voting Power of the Company.


                  (c) Exchange of Warrant. At the option of the Holder, this Warrant is exchangeable upon the surrender hereof by the Holder at the principal office or agency of the Company, for new warrants of like tenor representing in the aggregate the right to purchase the number of Warrant Shares that may be purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to purchase such number of Warrant Shares as shall be designated by said Holder at the time of such surrender. This Warrant so surrendered for exchange shall be canceled by the Company.

                  (d) Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, on receipt of an affidavit of Holder containing representations and indemnities reasonably satisfactory to the Company, the Company shall issue a new warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

                  (e) Date. The date of this Warrant is the Closing Date. This Warrant, in all events, shall be wholly void and of no effect after the Close of Business on the Expiration Date.

                  SECTION 3.  COVENANTS.

                  (a) The Company covenants and agrees that all securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, claims and security interests (other than liens and security interests created by the Holder). The Company further covenants and agrees that (i) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and (ii) it will, at its expense, use its best efforts to cause such shares to be listed (subject to issuance or notice of issuance) on NASDAQ Stock Market or any stock exchanges, if any, on which the Common Stock may become listed during such period.

                  SECTION 4. ADJUSTMENT OF WARRANT EXERCISE PRICE UPON STOCK SPLITS, DIVIDENDS, DISTRIBUTIONS AND COMBINATIONS. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities which are convertible with no additional consideration into shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding or payable as being the number of shares of Common Stock issuable upon their conversion); and conversely, in case the shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  SECTION 5. REORGANIZATION OR RECLASSIFICATION. In case of any capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change in par value or from par value to no par value or from no par value to par value), or any consolidation or merger of the Company with another corporation or other entity, or the sale of all or substantially all of the assets of the Company shall be effected in a manner by which the holders of Common Stock shall be entitled (either directly or upon subsequent liquidation) to securities or assets with respect to or in exchange for Common Stock, then this Warrant shall, after such capital reorganization, reclassification of capital stock, merger or sale of assets, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation to which the Holder hereof would have been entitled if it had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale of assets. The Company shall not effect any such capital reorganization, reclassification of capital stock, consolidation, merger or sale of assets unless prior to the consummation thereof the successor corporation (if other than the Company) resulting therefrom or the corporation purchasing such assets shall, by written instrument executed and mailed to the Holder hereof at the last address of such Holder appearing on the books of the Company, (i) assume the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and (ii) agree to be bound by all the terms of this Warrant.

                  SECTION 6.  ANTI-DILUTION ADJUSTMENTS.

                  (a) Issuance of Additional Shares. In case at any time the Company shall issue or sell any shares of its Common Stock (excluding shares issued upon the exercise of this Warrant and excluding shares issued in a public offering) for a consideration per share less than the Market Price on the date of such issue or sale, the Warrant Exercise Price shall be reduced to the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (ii) the aggregate consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of
(iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (iv) the Market Price immediately prior to such issue or sale.

                  (b) Issuance of Rights, Options or Warrants. In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights (other than the rights represented by this Warrant), options or warrants to subscribe for or to purchase shares of Common Stock, whether or not such rights, options or warrants are immediately exercisable, and the Strike Price is less than the Market Price as of the date such rights, options or warrants are granted, then, for purposes of the adjustment required by Section 6(a), the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants shall be deemed to have been issued at the Strike Price. Except as otherwise provided in Section 6(d) below, no adjustments of the Warrant Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such rights, options or warrants.

                  (c) Issuance of Convertible Securities. In case at any time the Company shall issue any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities are immediately exercisable, and the Conversion Price is less than the Market Price as of the date such Convertible Securities are issued, then, for purposes of the adjustment required by Section 6(a), the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to have been issued at the Conversion Price. Except as otherwise provided in
Section 6(d) below, no adjustments of the Warrant Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such Convertible Securities.

                  (d) Change in Strike Price, Conversion Price or Conversion Rate. If (i) the Strike Price for any right, option or warrant for the purchase of Common Stock, (ii) the Conversion Price of any Convertible Security or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time (other than by reason of provisions designed to protect against dilution), the Warrant Exercise Price in effect at the time such event occurs shall be readjusted to the Warrant Exercise Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities still outstanding provided for such changed Strike Price, Conversion Price or conversion rate, as the case may be, at the time such rights, options or warrants were initially granted or such Convertible Securities were initially issued. Upon the expiration of any such right, option or warrant or the termination of any such right to convert or exchange such

Convertible Securities, the Warrant Exercise Price then in effect shall be increased to the Warrant Exercise Price which would have been in effect at the time of such expiration or termination had such right, option, warrant or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been granted or issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

                  (e) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold in whole or in part for consideration other than cash, the amount of such consideration shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation as determined by the Board of Directors of the Company, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of Section 5 shall be made after giving effect to such adjustment of the Warrant Exercise Price.

                  (f) Exceptions. Notwithstanding anything in this Section 6 to the contrary, the Company shall not be required to make any adjustment of the Warrant Exercise Price in connection with the grant of stock options to employees or directors of the Company or the issuance of shares of Common Stock upon exercise of stock options pursuant to a stock option plan.

                  SECTION 7. RECORD DATE. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  SECTION 8. TREASURY SHARES. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or other disposition of any such shares shall be deemed an issuance thereof for the purposes of Section 6.

                  SECTION 9. CERTAIN EVENTS. If any event occurs (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features) as to which, in the opinion of the majority of the Board of Directors of the Company, the provisions of Sections 4, 5 or 6 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an equitable adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights.

                  SECTION 10. NOTICE OF ADJUSTMENT OF WARRANT EXERCISE PRICE. Upon any adjustment of the Warrant Exercise Price or in the occurrence of any event which should result in an adjustment to the Warrant Exercise Price, the Company shall promptly give written notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  SECTION 11.  ADJUSTMENTS.

                  (a) Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the highest cent) and the shares which may be purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made, however, if the change in the Warrant Exercise Price would be less than $.01 per share, but any such lesser adjustment shall be made at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.01 per share or more.

                  (b) Adjustment of Number of Shares. Upon each adjustment of the Warrant Exercise Price as provided above, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment.

                  (c) Certain Prohibited Adjustments. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which would cause an adjustment of the Warrant Exercise Price to less than the par value of the Common Stock.

                  SECTION 12. FRACTIONAL SHARES. The Company shall not be required to issue fractional Warrant Shares upon the exercise of this Warrant. If the Holder would be entitled upon the exercise of any rights evidenced hereby to receive a fractional interest in a Warrant Share, the Company shall, upon such exercise, pay in lieu of such fractional interest an amount in cash equal to the value of such fractional interest, calculated based upon the Market Price as of the date this Warrant is exercised.

                  SECTION 13.  NOTICE OF CERTAIN EVENTS.  In case at any time:

                  (a) the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock;

                  (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another corporation or other entity; or

                  (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more said cases, the Company shall give notice to the Holder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least thirty (30) days prior to the action in question in the case of an action specified in clause (ii). Notices of regular dividends provided by the Company in accordance with the requirements of the NASDAQ Stock Market shall constitute notice to the Holder of such dividends in accordance with this Section 13.

                  SECTION 14. NO CHANGE IN WARRANT TERMS ON ADJUSTMENT. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same Warrant Exercise Price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

                  SECTION 15. TAXES. The Company shall pay any tax or taxes attributable to the issuance of securities issuable upon the exercise of this Warrant, unless the certificates for such securities are to be issued in a name other than that of the Holder hereof. The Company shall not be required to pay any tax or taxes levied or assessed with respect to any transfer of this Warrant or any Warrant Shares.

                  SECTION 16. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. No Holder, as such, of the Warrant shall be entitled to vote or receive dividends or be deemed a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of this Warrant of the securities which it is then entitled to receive upon the due exercise of this Warrant.

                  SECTION 17. NO LIMITATION ON CORPORATE ACTION. Except as otherwise specifically set forth herein, no provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Certificate of Incorporation, reorganize, consolidate or merge with or into another corporation, or transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

                  SECTION 18.  TRANSFER; RESTRICTIVE LEGENDS.

                  (a) Subject to the provisions of the Standstill Agreement, this Warrant may not be transferred or assigned to any Person without the prior written consent of the Company, which consent shall not be unreasonably withheld, except that Holder may transfer this Warrant, in whole or in part, without the Company's consent, to (i) J. Mack Robinson, Robert S. Prather, Jr., Charles L. Jarvie, James Host, Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America, Inc. (the "Permitted Assigns") provided that the Permitted Assigns shall agree to be bound to the Standstill Agreement until the termination of the Standstill Period (as defined therein) and (ii) any of its lenders as collateral security. In addition to the foregoing, the Holder may pledge this Warrant to a commercial bank that is FDIC insured.

                  (b) This Warrant is subject to the condition that if at any time the Board of Directors of the Company determines, in its reasonable discretion based upon the advice of its securities counsel, that the registration or qualification of the Warrant Shares is necessary under any state or federal law as a condition of or in connection with the issuance and delivery of such securities, the issuance and delivery of such securities may be withheld unless and until such registration or qualification shall have been effected. Upon the request of Holder, the Company shall promptly supply to such Holder all information regarding the Company required to be delivered in connection with a transfer of the Warrant, in whole or in part, and/or any of the Warrant Shares pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the securities, the Board of Directors may require, as a condition of exercise and as a condition to the issuance and delivery of any such securities, that the Holder deliver to the Company a letter in the form of Exhibit A hereto, with any supplemental changes reasonably required by the Board of Directors to comply with federal and state securities laws. The Company may endorse on certificates representing such securities such legends referring to the representations and restrictions contained herein and in such letter, in addition to any other applicable restrictions on resale as the Company, as it in its reasonable discretion shall deem appropriate.

                  SECTION 19. NOTICE. All notices, demands and other communications under the Warrant shall be in writing (which shall include communications by telex and telecopy) and shall be delivered (a) in person or by courier or overnight service, (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or by hand, courier or overnight service, and (c) be given at the following respective addresses and telecopier numbers and to the attention of the following Persons:

         (i)      if to the Company, to:

                           RAWLINGS SPORTING GOODS COMPANY, INC.
                           1859 Intertech Drive
                           Fenton, Missouri  63026
                           Attn:  Mr. Paul E. Martin
                           Telecopier No:  (314) 349-3598

                  with a copy (which shall not constitute notice) to:

                           STINSON, MAG & FIZZELL
                           1201 Walnut, Suite 2800
                           Kansas City, Missouri  64106
                           Attn:  Craig L. Evans, Esquire
                           Telecopier No.:  (816) 691-3495

         (ii)     if to the Holder hereof, to:

                           BULL RUN CORPORATION
                           4370 Peachtree Road
                           Atlanta, Georgia 30319
                           Attn:  Mr. Robert S. Prather, Jr.
                           Telecopier No.:  (404) 261-9607

                           with a copy (which shall not constitute notice) to:

                           ALSTON & BIRD LLP
                           One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia  30309-3424
                           Attn: Stephen A. Opler, Esquire
                           Telecopier No.: (404) 881-4777
or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 19 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery or overnight delivery service when left at the address of the addressee addressed as above provided, except that notices of a change of address or telecopier number, shall not be deemed furnished until received.

                  SECTION 20. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against whom enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 21. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  SECTION 22. GOVERNING LAW. This Warrant shall be governed by the laws of the State of Georgia, without regard to conflict or choice of laws principles.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under seal by its duly authorized officers as of this 21st day of November, 1997.


                                       RAWLINGS SPORTING GOODS COMPANY, INC.


                                           By: /s/ PAUL E. MARTIN
                                               --------------------------------
                                           Name:   Paul E. Martin
                                           Title:  Chief Financial Officer

ATTEST:



By: /s/ HOWARD B. KEENE
    ______________________________
         Secretary

[CORPORATE SEAL]


                                       BULL RUN CORPORATION


                                           By: /s/ ROBERT S. PRATHER, JR.
                                               ------------------------------
                                           Name:   Robert S. Prather, Jr.
                                           Title:  President

ATTEST:

By: ______________________________
         Secretary

[CORPORATE SEAL]

                                    EXHIBIT A
                        TO COMMON STOCK PURCHASE WARRANT

                               Notice of Exercise

                                     [Date]


RAWLINGS SPORTING GOODS COMPANY, INC.
1859 Intertech Drive
Fenton, Missouri  63026
Attn:  Mr. Paul Martin

         Re:  Exercise of Warrant

         Pursuant to the provisions of that certain Common Stock Purchase Warrant (the "Warrant") of RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation (the "Company"), dated [______________], BULL RUN CORPORATION, a Georgia corporation ("Bull Run"), hereby represents, warrants, covenants, and agrees with the Company as follows:

                  The shares of common stock of the Company being acquired by Bull Run pursuant to this exercise of the Warrant (the "Warrant Shares") will be acquired for its own account without the participation of any other person, with the intent of holding the Warrant Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Warrant Shares and not with a view to, or for resale in connection with, any distribution of the Warrant Shares, nor is Bull Run aware of the existence of any distribution of the Warrant Shares;

                  The Warrant Shares were not offered to Bull Run by means of any form of general or public solicitations or advertisements, including, but not limited to the following:

                  (i) Publicly disseminated advertisements or sales literature, through the mails or otherwise;

                  (ii) Any advertisement, article, notice, or other communication published in any newspaper, magazine, or other similar media, or broadcast over television or radio; or

                  (iii) Any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

                  Bull Run is able to bear the economic risks of the investment in the Warrant Shares, including the risk of a complete loss of Bull Run's investment therein;

                  Bull Run understands and agrees that the Warrant Shares will be issued and sold to Bull Run in reliance upon an exemption from, but without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933, as amended (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  The Warrant and the Warrant Shares cannot be offered for sale, sold or transferred by Bull Run other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act and (B) evidence reasonably satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel reasonably satisfactory to it with respect to compliance with the above laws;

                  Bull Run has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Warrant Shares hereunder and it is able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties, and covenants made by Bull Run herein extends to and applies to all of the Warrant Shares. Acceptance by Bull Run of the certificate representing such Warrant Shares shall constitute a confirmation by Bull Run that all such agreements, representations, warranties, and covenants made herein are true and correct at that time.

         Bull Run understands that the certificates representing the Warrant Shares shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and agrees that a legend to that effect may be placed on any certificate which may be issued to Bull Run as a substitute for the certificates representing the Warrant Shares.

                                                     Very truly yours,

                                                     BULL RUN CORPORATION


                                                     By:
                                                          Its:

AGREED TO AND ACCEPTED:


RAWLINGS SPORTING GOODS COMPANY, INC.


By:
Title:


Number of Shares
Exercised:


Number of Shares
Remaining:                                            Date: